SECURITIES AND EXCHANGE COMMISION
                              WASHINGTON, DC 20549
________________________________________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 15, 2001

                         WASTE CONVERSION SYSTEMS, INC.
                    (Exact name as specified in its charter)

          Nevada                      33-58972                  22-280078
          ------                      --------                  ---------
(State or other Jurisdiction   (Commission File Number)    IRS Employer
      of Incorporation)                                    Identification Number


           4871 N. Mesa Drive, P.O. Box 69, Castle Rock, CO 80104-0069
           -----------------------------------------------------------
               (Address of Principal Executive Office) (Zip code)

        Registrant's telephone number, including area code (303) 419-2999
                                                           --------------

       6890 So. Tucson Way, Suite 200, Englewood, CO 80112 (303) 790-8300
       ------------------------------------------------------------------
                 (Former address, if changed since last report)


                             Exhibit Index on page 2



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

                         WASTE CONVERSION SYSTEMS, INC.

                                    FORM 8-K

                                      INDEX


Item 4.     Changes in Registrant's Certifying Accountant .....................3

Item 5.     Other Events.......................................................3

Item 6.     Resignation of Registrant's Directors
            And Appointment of New Directors...................................4

Item 7.     Financial Statements and Exhibits..................................4

Signature......................................................................5

Exhibits:

     1.     Resignation of Mr. Stanley Abrams..................................6

     2.     Resignation of Mr. James Woodley...................................7

     3.     BDO Siedman letter to the Commission...............................8





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FORWARD LOOKING STATEMENTS.

         Certain statements in this Form 8-K Information Statement constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements.

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT.

         The last audited financial statement for the registrant was done by BDO Seidman and was dated December 24, 1993 for the period ending September 30, 1993. No audited financial statements have been filed since that time.

         The registrant's former Officers and Directors determined to engage a new principal accountant, and the Company's new Officers and Directors concurred in that determination. On June 25, 2001, the registrant engaged Bailey Saetveit & Co., P.C., a new independent accountant, as the principal accountant to audit the registrant's financial statements. During the registrant's two most recent fiscal years, and subsequent interim period prior to engaging that accountant, neither the registrant nor anyone on its behalf consulted the newly engaged accountant regarding either: (i) the application of accounting principles to specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event.

         The registrant has provided an authorization dated June 26, 2001 to its
         former   accountant  to  fully  respond  to  all  inquiries   that  the
         registrant's successor may have.

Item 5.  OTHER EVENTS.

         Concurrent with the election of new Directors, and the resignation of the current Officers and Directors (Item 6 below), the Company authorized, but has not completed a change of Address of its Principal Executive Office to 24 East Fourth Street, St. Paul, MN 55101, the Office of its current Counsel who will provide the space at no cost to the Company.

         Also, as the Company has completely gone out of its former business, its current business is as follows:


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

         The new Board of Directors were elected for the purpose of attempting to bring some value to the shareholders of the Company by locating and combining with an existing, privately held Company or Group that has profitable business, or one that in the opinion of the Board has growth potential, regardless of the industry in which they operate. It was noted that the Company has for all practical purposes had no business since about 1995. Management is conducting an investigation to determine the status of the Company's affairs. The Company does not intend to combine with a private Company subject to the Investment Company Act of 1940. A business combination may be structured as a merger, combination or consolidation, exchange of the Company's common stock or assets or any other form which will result in the combined enterprise becoming a publicly held corporation. The Company will have no source of revenue. To the extent that the Company incurs operating liabilities before the consummation of a business combination, it may not be able to satisfy those liabilities as they are incurred.

         The new Board is not sure that it has all of the facts pertaining to the prior operation of the Company, but is exercising its best efforts to obtain such facts.

Item 6.  RESIGNATION OF REGISTRANT'S DIRECTOR AND ELECTION OF NEW DIRECTORS.

         At a Special Meeting of the Board of Directors on May 15, 2001, new Directors were elected to the Board. They are Gregory Johnson, Robert Heidmann and Glenna Price. At the same time new Officers were elected as follows: Gregory Johnson, President and Chief Executive Officer; Robert Heidmann, Vice-President; Glenna Price, Secretary/Treasurer and Chief Financial Officer.

         The then current Directors, Mr. Stanley Abrams and Mr. James Woodley then resigned their positions as Directors of the Company.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         a.       Letter  of  resignation  of Mr.  Stan  Abrams is  attached  as
                  Exhibit 1.
         b.       Letter of  resignation  of Mr.  James  Woodley is  attached as
                  Exhibit 2.
         c. Letter from BDO Siedman, Registrant's former accountant, addressed to the Commission pursuant to Regulation S-K, 17 C.F.R.ss.229.304(a)(3).




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                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 28, 2001.

                                                  WASTE CONVERSION SYSTEMS, INC.

                                                     /s/Glenna Price
                                                  ------------------------------
                                                  Glenna Price, Secretary












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